May 1, 2011

Summary Prospectus

Legg Mason

Batterymarch

Emerging

Markets

Trust

Class : Ticker Symbol

A	: LMRAX
C	: LMEMX
FI	: LGFMX
R : LBERX
R1
I : LGEMX
IS	: LGMSX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder report, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling the fund at 1-877-721-1926 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus dated May 1, 2011, as may be amended or supplemented, the fund’s statement of additional information, dated May 1, 2011, as may be amended or supplemented, and the independent registered public accounting firm’s report and consolidated financial statements in the fund’s annual report to shareholders, dated December 31, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

Long-term capital appreciation.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC, the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in the fund’s Prospectus on page 18 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 33 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (paid directly from your investment) (%)
	Class A	Class C	Class FI	Class R	Class R1	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	1.00	None	None	None	None	None
Redemption fee (as a percentage of amount of shares redeemed or exchanged within 60 days of purchase)	2.00	2.00	2.00	2.00	2.00	2.00	2.00
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class C	Class FI	Class R	Class R1	Class I	Class IS
Management fees	1.00	1.00	1.00	1.00	1.00	1.00	1.00
Distribution and/or service (12b-1) fees	0.25	1.00	0.25[2]	0.50[2]	1.00	None	None
Other expenses	0.38[1]	0.35[1]	0.32[1]	0.42[3]	0.42[3]	0.27[1]	0.23[1]
Acquired fund fees and expenses	0.01	0.01	0.01	0.01[3]	0.01[3]	0.01	0.01
Total annual fund operating expenses	1.64	2.36	1.58	1.93	2.43	1.28	1.24
Fees forgone and/or expenses reimbursed	(0.14)	(0.11)	(0.08)	(0.18)	(0.18)	(0.03)	—
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses	1.50[4]	2.25[4]	1.50[4]	1.75[4]	2.25[4]	1.25[5]	1.24[4]

[1]	For Class A, C, FI, I and IS, “Other expenses” have been restated to reflect higher current fees.
[2]

The 12b-1 fee shown in the table reflects the amount at which the Board of Directors (the “Board”) has currently limited payments under the fund’s Class FI and R Distribution Plans. Pursuant to the Distribution Plans, the Board may authorize payments of up to 0.40% and 0.75% of the fund’s Class FI and R shares’ average net assets, respectively, without shareholder approval.

[3]	“Other expenses” and “Acquired fund fees and expenses” for Class R and R1 are based on estimated amounts for the current fiscal year. Actual expenses may differ from estimates.
[4]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, dividend expense on short sales, taxes, extraordinary expenses and brokerage commissions) so that total annual operating expenses are not expected to exceed 1.50%, 2.25%, 1.50%, 1.75%, 2.25% and 1.25% for Class A, C, FI, R, R1 and IS shares, respectively. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent. The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above.

[5]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, dividend expense on short sales, taxes, extraordinary expenses and brokerage commissions) at the annual rate of 0.06% of average daily net assets for Class I shares, provided that no waiver or reimbursement will be made beyond the amount necessary to reduce that class’ annualized expenses to 1.25% of average daily net assets. This arrangement cannot be terminated prior to December 31, 2012 without the Board’s consent.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated
•	Your investment has a 5% return each year and the fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	719	1,050	1,404	2,397
Class C (with redemption at end of period)	328	726	1,251	2,689
Class C (without redemption at end of period)	228	726	1,251	2,689
Class FI (with or without redemption at end of period)	153	491	853	1,872
Class R (with or without redemption at end of period)	178	589	1,026	2,240
Class R1 (with or without redemption at end of period)	228	740	1,279	2,752
Class I (with or without redemption at end of period)	127	402	699	1,542
Class IS (with or without redemption at end of period)	126	393	680	1,500

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended December 31, 2010, the fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal investment strategies

Batterymarch Financial Management, Inc., the fund’s adviser, under normal circumstances will invest substantially all of the fund’s net assets in equity securities and convertible securities of emerging market issuers.

The fund intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it might not invest in all these markets at all times and might not invest in any particular market when it deems investment in that country or region to be inadvisable.

The emerging market countries in which the fund may invest include:

•	Asia: China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam

•	Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama, Peru and Venezuela

•	Europe: Croatia, Czech Republic, Estonia, Greece, Hungary, Latvia, Lithuania, Poland, Romania, Russia, Slovakia, Slovenia and Turkey

•	Africa and the Middle East: Botswana, Egypt, Israel, Jordan, Mauritius, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe

The fund is not restricted to investing in this list of countries. The adviser will not necessarily invest in all of these countries. The fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country.

The adviser’s emerging markets investment strategy represents a unique combination of quantitative valuation disciplines and traditional fundamental analysis, used to select stocks from a universe of approximately 1,000 issues.

The fund may invest in debt securities to a limited extent.

The fund may take temporary defensive and cash management positions; in such a case,

the fund may not be pursuing its principal investment strategies and may not achieve its investment objective.

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. In addition, the market prices of fixed income securities held by the fund may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration fixed income securities. The recent financial crisis has caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the fund. Because these events are unprecedented, it is difficult to predict their magnitude or duration. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Portfolio selection risk. The value of your investment may decrease if the portfolio manager’s judgment about the attractiveness, value of or market trends affecting a particular security, industry or sector, country or region, or about market movements is incorrect. In addition, the investment models used by the portfolio manager to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and do not assure successful investment.

Liquidity risk. Some securities held by the fund may be difficult to sell, or be illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a price lower than the manager believes is appropriate. If the fund is unable to sell a deteriorating security because the market is illiquid, losses may be magnified.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Foreign investments risk. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets, may suffer from political or economic instability and may experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government and some foreign governments have defaulted on principal and interest payments.

Emerging markets risk. The risks of foreign investment are greater for investments in issuers in emerging market countries. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Lower trading volumes may result in a lack of liquidity and increased price volatility. An investment in any fund that invests in emerging market securities should be considered speculative.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund will also incur currency conversion costs.

Currency derivatives risk. Currency futures, forwards or options may not always work as intended, and in specific cases the fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the fund may not hedge its currency risks.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If the fund holds cash uninvested it could be subject to the credit risk of the depository institution holding the cash. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer shares or lower redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

These risks are discussed in more detail in the fund’s Prospectus or in the SAI.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class C shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. No performance information is presented for Class R and Class R1 shares because Class R and Class R1 shares have not yet commenced operations as of the date of this Summary Prospectus. The returns for Class R and Class R1 shares would differ from those of other classes’ shares to the extent those classes bear different expenses. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (ended 06/30/2009): 34.27 Worst quarter (ended 12/31/2008): (33.71)

Average annual total returns (for periods ended December 31, 2010) (%)
	1 year	5 years	10 years	Since inception	Inception date
Class C
Return before taxes	16.39	11.03	15.58
Return after taxes on distributions	16.39	9.30	14.13
Return after taxes on distributions and sale of fund shares	10.65	8.89	13.41
Other Classes (Return before taxes only)
Class A1	11.54	N/A	N/A	48.41	2/3/2009
Class FI1	18.31	N/A	N/A	2.64	6/29/2007
Class I1	18.58	12.15	N/A	16.79	6/23/2005
Class IS1	18.59	N/A	N/A	5.79	8/29/2008
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	18.88	12.78	15.89

[1]

For the period February 3, 2009 (commencement of operations of Class A) to December 31, 2010, the period June 29, 2007 (commencement of operations of Class FI) to December 31, 2010, the period June 23, 2005 (commencement of operations of Class I) to December 31, 2010 and the period August 29, 2008 (commencement of operations of Class IS) to December 31, 2010, the average annual total return of the MSCI Emerging Markets Index was 54.29%, 4.68%, 16.15% and 10.66%, respectively.

The after-tax returns are shown only for Class C shares are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class C will vary from returns shown for Class C.

Management

Manager: Legg Mason Partners Fund Advisor, LLC

Adviser: Batterymarch Financial Management, Inc.

Portfolio manager: David W. Lazenby, CFA, has been Director and Senior Portfolio Manager of the Emerging Markets Team since 2003. Batterymarch’s Emerging Markets Team is the team that manages the fund.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge or redemption fee.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class R	Class R1	Class I	Class IS
General	1,000/50	1,000/50	N/A	N/A	N/A	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A	N/A	N/A	N/A
IRAs	250/50	250/50	N/A	N/A	N/A	N/A	N/A
SIMPLE IRAs	None/None	None/None	N/A	N/A	N/A	N/A	N/A
Systematic Investment Plans	50/50	50/50	N/A	N/A	N/A	N/A	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	N/A	N/A	None/None	N/A
Retirement Plans with omnibus accounts held on the books of the fund	None/None	None/None	None/None	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	N/A	N/A	N/A	N/A	N/A
Institutional Investors	1,000/50	1,000/50	1 million/None	N/A	N/A	1 million/None	1 million/None

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

LMFX012398SP    04/11